Babson
Enterprise
Fund II

Annual Report
November 30, 1998

MESSAGE
To Our Shareholders

Fiscal 1998 has been a difficult year for small capitalization stocks as equity investors seeking so-called "safe havens" and trading liquidity in uncertain times have gravitated to a select group of high capitalization stocks.

Within this environment, Babson Enterprise Fund II outperformed the standard small capitalization benchmark, the unmanaged Russell 2000 index of small company stocks, for the third consecutive fiscal year. For the fiscal year ended November 30, 1998 the Fund's total return (price change and reinvested distributions) was -5.6%, compared to the -6.6% total return with dividends reinvested of the Russell 2000 index.

Despite the negative return in fiscal year 1998, the average annual total return of the Fund for the three year period ended November 30, 1998 was 16.9%, 6.6% above the average annual total return of 10.3% for the Russell 2000 index. The Fund's performance put it in the top 10% of all funds included in the Lipper Analytical Services small cap mutual fund universe for the three year period.

Favorable individual stock selection was once again the key to the Fund's positive fiscal year performance relative to the Russell 2000 small cap benchmark, as the portfolio's economic sector weightings had an adverse effect on returns. The three weakest performing parts of the Russell 2000 index were the economically sensitive energy, basic materials, and capital goods sectors. The Fund is overweighted compared to the Russell 2000 index in each of these underperforming areas. The best performing sectors in the Russell 2000 index for the fiscal year ended were utilities, technology, and consumer staples, in each of which the Fund is relatively underweighted.

The Fund's current overweighting in economically sensitive stocks reflects both our confidence in the underlying fundamentals of the domestic United States economy and the potential of our holdings to benefit from that strength, as well as the overall neglect of these stocks by other institutional investors despite their generally strong earnings prospects and relatively attractive valuations.

In the six months since our mid-year message to shareholders, four new holdings have been added to the portfolio. Apogee Enterprises specializes in glass products for the automotive, commercial, and construction markets. Exar designs and makes analog and mixed-signal integrated circuits for use in communication, video and imaging applications. Foster Wheeler engineers and constructs process plants and fired heaters for oil refineries, and manufactures steam generators and condensers. PRI Automation is a leader in making sophisticated automated systems used by semiconductor manufacturers to transport, store, and handle silicon wafers during the production process.

Four positions were liquidated in the second half of fiscal year 1998. Global Industrial Technologies, M.A. Hanna, National Presto, and Standard Products were all sold due to concerns about future earnings prospects relative to their stock valuations.

As we analyze the difference in performance between the large capitalization and small capitalization sectors of the market, it is important to focus on the two primary drivers of long-term performance, valuation and earnings. Small cap stocks are at their most attractive valuation levels versus larger companies since the fourth quarter of 1990, a time which marked the beginning of a sustained period of outperformance for small caps. With regard to earnings, small caps have now recorded six straight quarters of faster earnings growth rates than large caps and are projected to sustain that superiority over the next year and beyond. While psychology and fund flows move the market in the short run, we believe earnings are the critical long-term determinant of valuations.

We are confident, therefore, that our approach and our positioning in small cap stocks will provide attractive relative results in the future. While we remain vigilant to the effect that a potential economic slowdown here in the United States would have on the earnings growth of our investments, in nearly every holding there are factors that could enable the portfolio companies to perform better than the industries in which they compete.

In December 1998, the Fund distributed an ordinary income dividend of $0.05 per share and $1.07 from realized long-term capital gains. For corporate shareholders, 100% of ordinary income distributions qualify for the corporate dividends received deduction.

Thank you for you interest and participation in Babson Enterprise Fund II. We welcome your comments and questions.

Sincerely,
/s/Larry D. Armel
Larry D. Armel
President

Lipper rankings for Babson Enterprise Fund II were 225 of 621 funds, 32 of 353 funds and 74 of 198 funds for the one, three and five year periods ended November 30, 1998, respectively.



PORTFOLIO REVIEW

Babson Enterprise Fund II is a no-load mutual fund invested in common stocks of smaller, faster growing companies which at the time of purchase are considered to be realistically valued in the smaller company sector of the market.

In recent reports we have commented that it is not unusual for small cap stocks to underperform the market in general as concerns about the direction of the market increase. There is a natural tendency (not necessarily backed by fundamentals) to focus on the largest, most liquid companies because of many investorsO perceptions that in an increasingly troubled world economic and market environment, these companies will withstand the pressures better, and if they do not, at least their stocks have enough liquidity so that they can be sold easily.

What is unusual, however, is how severe the underperformance of small caps has been over the past twelve months. Over the twelve months ended November 30, 1998, the Russell 2000 index declined by 6.6%, while the Standard & Poor's 500 index was up 23.7%. The difference between the two (30.3%) was the second worst, since the Russell 2000 index began in 1979. The only worse differential was 34.3% over the twelve months ended October 31, 1998.

That's the bad news. The good news is that although past history is no guarantee of future results, prior severe small cap sell-offs have usually led to both strong ensuing relative, and absolute performance for small caps.

Prudential Securities did a recent study that showed the ten worst twelve-month periods for the Russell 2000 versus the S&P 500 prior to this year, and analyzed the performance rebound subsequent to those periods. The results are shown below.

Another way to look at the rebound potential is to analyze other ObearO markets for small capitalization stocks (defined as periods when the Russell 2000 fell by 25% or more). Since the 1979 beginning of the Russell 2000 there have been five such markets prior to the current one that bottomed on October 8, 1998. The average decline has been slightly over 31% and the average duration has been eight months. However, 75% of that decline was regrouped in less than six months, and the full decline was erased in eleven months. Clearly, the market suffers ugly downturns from time to time, but the over-whelming trend in corporate earnings, and in the market, is up. More often than not, these severe declines proved to be buying opportunities rather than times to panic.


Russell 2000 Bear Markets
                        Duration   Time to      Recoup (Months):
Dates                   (Months)   Decline(%)     75%      100%
2/8/80-3/27/80           1.75       -26.7       3.25      3.75
6/15/81-8/12/82         14          -29.2       2.25      2.75
6/24/83-7/25/84         13          -26.0       5.50     16.50
8/25/87-10/28/87         2          -39.2      14.25     21
10/9/89-10/30/90        12.75       -34.3       4.25     11
4/21/98-10/8/98          5.50       -36.9        -         -
Average                  8.25       -32.1       5.75     11
Source: Frank Russell Co.; Paine Webber; David L. Babson & Co.

The recent decline (through 10/8/98 - the recent low) was 36.9% and lasted almost six months. The only worse decline was in the October, 1987 crash when the Russell was off 39.2%, so in absolute terms we have taken a lot of punishment. While the duration of this decline is less than average (the 1987 crash was over in two months though), the stage is being set for a meaningful rebound.

One can never determine when market psychology will change, but when it does it tends to happen quickly - and that is exactly what has happened since the October 8th low. The Russell 2000 rebounded by 28% from that point to the end of
November, which brought the index almost halfway back to its April peak. Clearly, though, the market psychology has been against small cap stocks over the past year, and, in fact, for several years. However, the most important long-term determinant of stock price moves is earnings growth, and for six consecutive calendar quarters small cap earnings growth (measured by the growth in earnings for the companies in the Russell 2000) has surpassed the earnings growth of large cap companies (those in the S&P 500). Barring a recession we expect this trend to continue.

Given that, and the attractive valuations currently placed on small cap stocks, we believe the small capitalization stocks sector continues to offer investment opportunities for the Enterprise Fund II.

David L. Babson & Co. Inc.

CHART

                                Relative Performance
                                Russell 2000 Versus S&P 500                        Russell 2000 Absolute Performance
                TRAILING        NEXT            NEXT            NEXT            NEXT            NEXT            NEXT
PERIOD ENDED	12 MONTHS	3 MONTHS	6 MONTHS	12 MONTHS	3 MONTHS	6 MONTHS	12 MONTHS
October 1990    -21.41          6.75            15.22           18.81           21.94           44.75           58.61
April 1997      -20.02          1.38            10.55            0.95           21.38           27.29           42.38
September 1990  -19.71         -3.61             9.12           10.65            5.03           36.26           45.09
November 1990   -19.43          9.63            14.54           16.80           26.01           40.89           40.54
October 1987    -18.81          3.57            17.86           10.63            6.69           24.50           27.12
May 1997        -17.31          4.85             0.19           -7.25           11.64           13.81           21.23
December 1990   -16.91         13.21            11.84           11.95           29.74           27.73           46.04
July 1984       -16.48         -2.41            -0.06           -1.43            8.86           21.96           30.56
August 1990     -15.55         -8.72             0.07            3.38           -7.93           16.01           31.17
November 1987   -13.94          4.75            10.43            5.34           22.89           28.00           29.86
Note: Figures are in percents.
Source: Frank Russell Co.; Prudential Securities

PORTFOLIO REVIEW

CHART D Babson Enterprise Fund II versus Russell 2000 and S&P 500
Babson Enterprise Fund II's average annual compounded return for one, five and life of the Fund (inception August 5, 1991) as of November 30, 1998, were -4.33%, 12.55% and 14.18%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will flucuate, and redemption value may be more or less than original cost.


STATEMENT OF NET ASSETS
November 30, 1998
                                                                MARKET VALUE
SHARES	COMPANY	(NOTE 1-A)
COMMON STOCKS - 94.72%
BASIC MATERIALS - 11.63%
	44,100	Apogee Enterprises, Inc.
                        (Commerical glass products)             $      531,956
	57,800	Brush Wellman, Inc.
                        (Supplier of beryllium)                        932,025
	88,100 	CalMat Co.
			(Concrete, asphalt and
                                aggregates)                          2,709,075
       171,600  Interface, Inc. Cl. A
			(Commercial carpeting and
                                carpet tiles)                        2,145,000
	64,800 	New England Business Service, Inc.
                        (Business forms supplier)                    2,073,600
	74,198 	Wausau-Mosinee Paper Corp.
                        (Specialty paper products)                   1,252,091
                                                                     9,643,747
CAPITAL GOODS - 15.71%
       101,400 Commscope, Inc.*
                        (Coaxial and fiber optic cable)              1,540,013
	91,000	Cuno, Inc.*
                        (Fluid filtration product)                   1,359,312
	70,400	Elsag Bailey Process
			Automation N.V.*
                                (Process control systems)            2,640,000
	38,749	Flowserve Corp.
			(Corrosion-resistant pumps
                                and valves)                            687,795
	60,000 	Foster Wheeler Corp.
			(Industrial engineering
                                and construction)                    1,027,500
	88,800 	Gerber Scientific, Inc.
			(Computer aided design/
                                manufacturing systems)               2,247,750
       131,000  MagneTek, Inc.*
			(Lighting products, electric
                                motors and generators)               1,490,125
	96,000 	Miller (Herman), Inc.
                        (Office furniture systems)                   2,040,000
                                                                    13,032,495
CONSUMER CYCLICAL - 25.27%
	86,000 	AC Nielsen Corp.*
			(Consumer product research
                                and analysis)                        2,370,375
        77,500  BJ's Wholesale Club, Inc.*
                        (Warehouse club retailer)                    2,988,594
	35,000	Central Newspapers, Inc. Cl. A
                        (Newspaper publishing)                       2,380,000
       188,700  Charming Shoppes Inc.*
                        (Women's specialty apparel
                                stores)                                778,388
	39,000 	Enesco Group, Inc.
			(Giftware, collectibles, personal
                                care products)                         940,875
	49,900 	Exide Corp.
                        (Batteries)                                    870,131
	90,900 	Huffy Corp.
			(Recreational products
                                manufacturer)                        1,318,050
	92,100 	La-Z Boy Chair Co.
                        (Furniture manufacturer)                     1,542,675
	30,800 	Lee Enterprises, Inc.
			(Newspaper publishing,
                                radio, TV)                             862,400
	28,000 	Libbey, Inc.
			(Glass tableware: ceramic
                                dinnerware)                            862,750
       119,300  Petco Animal Supplies, Inc.*
                        (Pet supply retailer )                       1,193,000
       116,000  Stride Rite Corp.
                        (Athletic and casual footwear)               1,029,500
       100,200  Sturm, Ruger & Company, Inc.
                        (Firearms manufacturer)                      1,271,287
	90,700	True North Communications, Inc.
                        (Advertising)                                2,550,938
                                                                    20,958,963
CONSUMER STAPLES - 3.66%
	40,000	Alberto-Culver Co. Cl. A
			(Manufacturer and retailer of
				cosmetics and household
                                        products)                      940,000
       100,975  PSS World Medical, Inc.*
                        (Medical supply distribution)                2,095,231
                                                                     3,035,231
ENERGY - 4.00%
	46,300	Calenergy, Inc.*
                        (Geothermal energy power)                    1,449,769
       107,400  Halter Marine Group, Inc.*
                        (Supply boats/drilling rigs)                   745,088
	85,000	Nabors Industries, Inc.*
                        (Oil and gas drilling)                       1,126,250
                                                                     3,321,107
FINANCIAL - 13.45%
	15,200	BancFirst Corp.
                        (Oklahoma based bank)                          619,400
       178,208  Cash America International, Inc.
                        (Pawn shop operator)                         3,007,260
	67,482	Commerce Bancorp, Inc.
			(New Jersey bank holding
                                company)                             3,222,265
	22,600	Community Trust
			Bancorporation, Inc.
				(Kentucky bank holding
                                        company)                       519,800
	85,600	Golden State Bancorp, Inc.
                        (Savings and loan)                           1,647,800
	60,000	Golden State Bancorp, Inc.
			Litigation Tracking Warrants*
                                (Savings and loan)                     273,750
	34,500	Haven Bancorp, Inc.
			(New York based savings
                                bank)                                  577,875
       101,300  Life USA Holding, Inc.
			(Life insurance and annuity
                                products)                            1,291,575
                                                                    11,159,725
MISCELLANEOUS - 9.49%
	72,000 	Carlisle Companies, Inc.
			(Automotive/industrial products
                                and construction materials)          3,190,500
       100,700  Kaman Corp. Cl. A
			(Industrial distribution/aerospace
                                products)                            1,636,375
	90,500	Sea Containers Ltd. Cl. A
			(Cargo containers, ferry
                                services, port operations)           2,941,250
	 3,200	Sea Containers Ltd. Cl. B
			(Cargo containers, ferry
                                services, port operations)             103,600
                                                                     7,871,725
TECHNOLOGY - 10.24%
       112,400  California Microwave, Inc.*
			(Microwave radios for
                                wireless communications)             1,362,850
	60,300	Exar Corp. Delaware*
			(Analog and mixed-signal
                                integrated circuits)                 1,040,175
	92,000	Information Resources, Inc.*
			(Computer-based consumer
                                product data collection)               770,500
	70,000	Newport News Shipbuilding, Inc.
                        (Military shipbuilder)                       1,968,750
TECHNOLOGY (Continued)
         4,700  PRI Automation, Inc.*
			(Automated semiconductor
                                manufacturing systems)                 112,800
       112,000  Scitex Corp.*
			(Computerized imaging
                                systems)                             1,218,000
	67,000	Xircom, Inc.*
			(Computer connectivity
                                products)                            2,022,562
                                                                     8,495,637
TRANSPORTATION & SERVICES - 1.27%
	61,100	Circle International Group, Inc.
			(Freight forwarding and
                                logistics services)                  1,053,975
TOTAL COMMON STOCKS - 94.72%                                        78,572,605
(COST $68,225,777)


        FACE                                                    MARKET VALUE
        AMOUNT  DESCRIPTION                                     (NOTE 1-A)

REPURCHASE AGREEMENT - 6.03%
$5,000,000      UMB Bank, n.a.,
                4.70%, due December 1, 1998
                (Collateralized by U.S.
                Treasury Notes, 6.875%,
                due August 31, 1999 with
                a value of $5,101,007)
                (COST $5,000,000)                               $    5,000,000
TOTAL INVESTMENTS - 100.75%                     83,572,605
(COST $77,725,777)
Other assets less liabilities - (0.75%)                               (618,860)
TOTAL NET ASSETS - 100.00%
	(equivalent to $23.20 per share;
	10,000,000 shares of $1.00 par
	value capital shares authorized;
        3,575,170 shares outstanding)                           $   82,953,745


For federal income tax purposes, the identified cost of investments owned at November 30, 1998, was $73,238,072.
Net unrealized appreciation for federal income tax purposes was $10,334,533, which is comprised of unrealized appreciation of $18,232,038 and unrealized depreciation of $7,897,505.
* Non-income producing security

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS
AND LIABILITIES
November 30, 1998

ASSETS:
  Investments in securities:
    Common stocks, at market value
     (identified cost $68,225,777)                              $   78,572,605
    Repurchase agreement, at cost - approximates market value        5,000,000
      Total investments                                             83,572,605

  Receivable for investments sold                                      353,027
  Dividends receivable                                                  67,215
    Total assets                                                    83,992,847

LIABILITIES AND NET ASSETS:
  Cash overdraft                                                       304,898
  Payable for investments purchased                                    734,204
    Total liabilities                                                1,039,102
NET ASSETS                                                      $   82,953,745

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $   68,381,045
  Accumulated undistributed income:
    Undistributed net investment income                                479,958
    Undistributed net realized gain on investment transactions       3,745,914
  Net unrealized appreciation in value of investments               10,346,828
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $   82,953,745

Capital shares, $1.00 par value:
  Authorized                                                        10,000,000

  Outstanding                                                        3,575,170

NET ASSET VALUE PER SHARE                                       $        23.20

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1998

INVESTMENT INCOME:
  Income:
    Dividends                                                   $    1,140,782
    Interest                                                           229,671
                                                                     1,370,453
  Expenses (Note 2):
    Management fees                                                    998,783
    Registration fees and expenses                                      31,772
                                                                     1,030,555
      Net investment income (Note 1-B)                                 339,898

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain from investment transactions (excluding
    maturities of short-term commercial notes and
    repurchase agreements):
    Proceeds from sales of investments                              19,842,837
    Cost of investments sold                                        15,164,621
      Net realized gain from investment transactions                 4,678,216
   Unrealized appreciation (depreciation) of investments:
     Beginning of year                                              20,969,964
     End of year                                                    10,346,828
       Unrealized depreciation of investments during the year
                                                                  (10,623,136)
       Net loss on investments                                     (5,944,920)
       Decrease in net assets resulting from operations         $  (5,605,022)


See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For Each Of The Two Years In The Period Ended November 30, 1998

                                                                                           1998                 1997
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                            $      339,898    $       165,055
  Net realized gain from investment transactions                                        4,678,216          6,573,961
  Unrealized appreciation (depreciation) of investments during the period             (10,623,136)        11,079,807
    Net increase (decrease) in net assets resulting from operations                    (5,605,022)        17,818,823
Net equalization included in the price of shares issued and redeemed                       72,106            147,408

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                                                  (153,796)          (235,237)
  Net realized gain from investment transactions                                       (6,554,599)        (6,250,807)
    Total distributions to shareholders                                                (6,708,395)        (6,486,044)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                                            41,622,686         48,745,268
  Net asset value of shares issued for reinvestment of distributions                    6,442,330          6,305,766
                                                                                       48,065,016         55,051,034
  Cost of shares repurchased                                                          (34,570,001)       (30,458,149)
    Net increase from capital share transactions                                       13,495,015         24,592,885
      Total increase in net assets                                                      1,253,704         36,073,072

NET ASSETS:
  Beginning of year                                                                    81,700,041         45,626,969
  End of year (including undistributed net investment income
                of $479,958 in 1998 and $405,414 in 1997)                              82,953,745         81,700,041

*Shares issued and repurchased:
  Number of shares sold                                                                 1,679,309          2,016,326
  Number of shares issued for reinvestment of distributions                               264,789            310,783
                                                                                        1,944,098          2,327,109
  Number of shares repurchased                                                         (1,428,382)        (1,273,406)
    Net increase                                                                          515,716          1,053,703

**Distributions to shareholders:
   Income dividends per share                                                      $        .0481    $         .1124
   Capital gains distribution per share                                            $       2.0519    $        2.9876

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Common stocks traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

B. Federal and State Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required. The Fund has designated $7,166,512 as capital gain dividends.

C. Equalization - The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.


D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for amounts related to redemptions of shares as a part of the deduction for dividends paid for income tax purposes. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees were paid to Jones & Babson, Inc. at the rate of 1.5% per annum of the average daily net asset value of the Fund up to $30,000,000 and 1% per annum of net assets in excess of that amount. Such fees are paid for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended November 30, 1998 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

	Purchases		$  26,747,687
        Proceeds from sales        19,842,837


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital stock outstanding throughout each year.

                                                                                Years Ended November 30,
                                                                     1998      1997      1996      1995      1994
Net asset value, beginning of year                              $   26.70  $  22.75  $  19.19  $  16.22  $  16.92

Income (loss) from investment operations:
  Net investment income                                              .101      .081      .115      .053      .020
  Net gains or losses on securities
    (both realized and unrealized)                                 (1.501)    6.969     4.448     3.024     (.392)
  Total from investment operations                                 (1.400)    7.050     4.563     3.077     (.372)

Less distributions:
  Dividends from net investment income                              (.048)    (.112)    (.055)    (.022)     -
  Distributions from capital gains                                 (2.052)   (2.988)    (.948)    (.085)    (.328)
    Total distributions                                            (2.100)   (3.100)   (1.003)    (.107)    (.328)
Net asset value, end of year                                    $   23.20  $  26.70  $  22.75  $  19.19  $  16.22

Total return                                                       (5.61%)   35.29%    25.04%    19.11%    (2.32%)


Ratios/Supplemental Data

Net assets, end of year (in millions)                           $      83  $     82  $     46  $     40  $     36
Ratio of expenses to average net assets                              1.22%     1.28%     1.38%     1.45%     1.50%
Ratio of net investment income to average net assets                  .40%      .27%      .55%      .30%      .14%
Portfolio turnover rate                                                25%       21%       30%       15%       9%

See accompanying Notes to Financial Statements.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
Babson Enterprise Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Babson Enterprise Fund II, Inc. (the Fund) as of
November 30, 1998, the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian.
As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Ernst & Young
Kansas City, Missouri
December 30, 1998


This report has been prepared for the information of the Shareholders of Babson Enterprise Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


This report has been prepared for the information of the Shareholders of Babson Enterprise Fund II, Inc.
and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other
Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


Equities
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund
Fixed Income
Bond Trust
Money Market Fund
Tax-Free Income Fund



*Closed to new investors.
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900


1-800-4-BABSON
(1-800-422-2766)
www.babsonfunds.com


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